Issued capital and reserves - Shares Issued and Fully Paid (Details) € in Thousands, $ in Thousands	Dec. 31, 2022 USD ($) shares	Dec. 31, 2022 EUR (€) shares	Dec. 31, 2021 USD ($) shares	Dec. 31, 2021 EUR (€) shares	Dec. 31, 2020 USD ($) shares	Dec. 31, 2020 EUR (€) shares
Share Capital, Reserves And Other Equity Interest [Abstract]
Ordinary shares (in shares)	193,426,478	193,426,478	151,419,322	151,419,322	133,934,090	133,934,090
Ordinary shares	$ 2,306	€ 1,934	$ 3,687	€ 3,028	$ 3,269	€ 2,678